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                                                                    Exhibit 10.1


                          MATADOR PETROLEUM CORPORATION
                        1987 INCENTIVE STOCK OPTION PLAN

         THIS 1987 INCENTIVE STOCK OPTION PLAN originally entered into and effective as of _________________, 1987 is amended and restated in its entirety as follows, effective _____________, 1990, by Matador Petroleum Corporation for the benefit of its eligible employees.

         1. PURPOSE. The 1987 Incentive Stock Option Plan (the "Plan") is intended to advance the interests of Matador Petroleum Corporation (the "Company"). its Subsidiaries and its shareholders by encouraging and enabling selected officers and key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock so as to provide additional incentive for such individuals to promote the success of its business through sharing in the future growth of such business. Options granted under the Plan are intended to be options that meet the requirements of incentive stock options contained in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

         2. DEFINITIONS. For the purposes of the Plan, the following terms when used herein shall have the indicated meaning:

                  (a)      "Board" means the Board of Directors of the Company.

                  (b) "Committee" means the compensation committee which may be appointed by the Board to administer all or a part of the Plan.

                  (c) "Common Stock" means the Company's $.10 par value Common Stock.

                  (d) "Date of Grant" means the date on which an Option is granted under the Plan.

                  (e) "Expiration Date" means the date on which an Option expires.

                  (f) "Major Shareholder-Employee" means an officer or employee who owns stock possessing more than ten percent ( 10% ) of the total combined voting power of all classes of stock of the Company, or the Company's parent, or a Subsidiary.

                  (g)      "Option" means an option granted under the Plan.

                  (h) "Option Contracts" means the contracts to be entered into from time to time between the Company and each of the Optionees.

                  (i) "Option Price" shall mean the price per share of Common Stock that is required to be paid by an Optionee in order to exercise his right to acquire the share of Common Stock under the terms of the Option.


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                  (j)      "Optionee" means A person to whom an Option, which
         has not expired, has been granted under the Plan.

                  (k) "SAR" shall mean a stock appreciation right as defined in Section 9 hereof.

         (l) "SAR Spread" shall mean with respect to each SAR, an amount as defined in Section 9 hereof.

                  (m) "Subsidiary" or "Subsidiaries" means a subsidiary corporation or corporations of the Company as defined in Section 425 of the Code.

                  (n) "Successor" means the legal representative of the estate of a deceased or disabled Optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of any Optionee.

         3. ADMINISTRATION OF PLAN. The Board shall have the authority to administer the Plan including, without limitation, the authority to (i) determine the individuals to whom and the time or times at which Options shall be granted and the number of shares and the purchase price of Common Stock covered by each Option; (ii) determine the terms and provisions of the respective Option Contracts, which need not be identical, including, without limitation, terms covering the time and method of payment of the Option price, provided that payment for the exercise of such Options shall be made only by cash, cashier's check, or certified check, (iii) impose such limitations on any Optionee's right to sell shares of Common Stock to third parties, without first offering to sell such shares of Common Stock to the Company on the same terms and conditions, as it may deem appropriate; (iv) adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company; and (v) make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. The Board may appoint a Committee and may delegate to it the authority to make any or all determinations or take any or all actions of the Board arising under the Plan. All determinations and actions with respect to the Plan by the Board or by a Committee acting within the scope of its authority shall be conclusively binding for all purposes and upon all persons.

         4. COMMON STOCK SUBJECT TO OPTIONS. The aggregate number of shares of the Company's Common Stock that may be issued upon the exercise of Options granted under the Plan is 200,000 shares, subject to adjustment under the provisions of Section 7 hereof. The shares to be delivered upon exercise of the Options granted under the Plan shall be made available, at the discretion of the Board, from either the authorized but unissued shares of Common Stock or any treasury shares of Common Stock held by the Company. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option but not purchased thereunder shall again be available for Options to be granted under the Plan.

         5. PARTICIPANTS. Options may he granted under the Plan to any person who, at the time of grant of the Option, is an employee (including officers and directors who are also employees) of the Company or any of its Subsidiaries. Options to purchase shares of Common Stock shall be granted under this Plan only to those individuals selected by the Board from time


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to time who, in the sole discretion of the Board, have made material contributions in the past, or who are expected to make material contributions in the future, to the successful performance of the Company and its Subsidiaries.

         6. TERMS AND CONDITIONS OF OPTIONS. Any Option granted under the Plan shall be evidenced by an Option Contract executed by the Company and the Optionee and shall contain such terms and be in such form as the Board may from time to time approve, subject to the following limitations and conditions:

                  (a) OPTION PRICE. The exercise price per share with respect to each Option shall be determined by the Board but shall in no instance be less than 100% of the fair market value of a share of the Common Stock on the Date of Grant. Notwithstanding the foregoing, however, with respect to Options to be granted to a Major Shareholder-Employee, the exercise price per share with respect to each such Option shall in no instance be less than 110% of the fair market value of a share of the Common Stock on the Date of Grant. For the purposes hereof, fair market value shall be as determined by the Board in its sole discretion and such determination shall be binding upon the Company and upon the Optionee. The Board may make such determination
         (i) in case the Common Stock shall not then be listed and traded upon a recognized securities exchange, upon the basis of the mean between the bid and asked quotations for such stock on the Date of Grant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the Date of Grant, then upon the basis of the mean between the bid and asked quotations on the date nearest preceding the Date of Grant, or (ii) in case the Common Stock shall then be listed and traded upon a recognized securities exchange, upon the basis of the mean between the highest and lowest selling prices at which shares of the Common Stock were traded on such recognized securities exchange on the Date of Grant or, in the event that the Common Stock was not traded on the Date of Grant, upon the basis of the mean of such prices on the date nearest preceding the Date of Grant, or (iii) upon any other factors which the Board shall deem appropriate.

                  (b) PERIOD OF OPTION. Subject to the provisions of Sections 6(g) and 6(h) hereof with respect to the termination of employment or death of an Optionee, each Option shall expire on the date (the "Expiration Date") fixed by the Board, but, notwithstanding any provision of the Plan to the contrary, such Expiration Date shall not be more than five (5) years from the Date of Grant with respect to Major Shareholder-Employees, nor more than ten (10) years from the Date of Grant with respect to other officers or employees of the Company.

                  (c) MAXIMUM AMOUNT TO BE EXERCISED. The aggregate fair market value (determined as of the time the Option is granted) of the Common Stock with respect to which Options are exercisable for the first time by an Optionee during any calendar year (under the Plan and all similar plans of the Company, any parent of the Company, or a Subsidiary) shall not exceed $100,000. Notwithstanding the foregoing, however, such exercise shall be permitted if and to the extent that the right to first exercise such Options shall have accumulated over a number of years rather than having first occurred in the year of exercise.


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                  (d)      VESTING OF SHAREHOLDER RIGHTS. Neither an Optionee
         nor his Successor shall have any of the rights of a shareholder of the Company until the certificates evidencing the shares purchased are properly issued and delivered to such Optionee or his Successor.

                  (e) EXERCISE OF OPTION. Each Option shall be exercisable from time to time over a period commencing on the Date of Grant and ending upon the Expiration Date or termination of the Option; provided, however, the Board may, by the provisions of any Option Contract, limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable. Any Option granted under this Plan may be exercised by the Optionee only by (i) delivering to the Company written notice of the number of shares with respect to which he is exercising his Option rights, (ii) paying in full the exercise price for the purchased shares by payment of cash, and (iii) furnishing to the Company representations in writing signed by the Optionee that he is familiar with the business and financial condition of the Company, is purchasing the shares of Common Stock in good faith for himself for investment purposes and not with a view towards the sale or distribution thereof, and will not effect any sale in violation of any laws or regulations of the United States or any state.

                  (f) NONTRANSFERABILITY OF OPTION. No option shall be transferable or assignable by an Optionee, otherwise than by will or the laws of descent and distribution and each Option shall be exercisable, during the Optionee's lifetime, only by the Optionee. No Option shall be subject to execution, attachment, or similar process except with the express consent of the Board.

                  (g) TERMINATION OF EMPLOYMENT. Upon termination of an Optionee's employment with the Company or with any of its Subsidiaries other than by reason of death, his Option privileges shall be limited to the shares which were immediately purchasable by him at the date of such termination and such Option privileges shall expire unless exercised by the Optionee within three months after the date of such termination; PROVIDED, HOWEVER, THAT UPON AN OPTIONEE'S TERMINATION OF EMPLOYMENT WITH THE COMPANY FOR MISCONDUCT INVOLVING MORAL TURPITUDE, HIS OPTION PRIVILEGES SHALL IMMEDIATELY EXPIRE. The granting of an Option to an eligible person does not alter in any way the Company's or the relevant Subsidiary's existing rights to terminate such person's employment at any time for any reason, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan. NOTWITHSTANDING THE PROVISIONS OF THIS SECTION 6(g) TO THE CONTRARY, THE OPTION PRIVILEGES OF AN OPTIONEE WHOSE EMPLOYMENT WITH THE COMPANY HAS BEEN TERMINATED WILL IMMEDIATELY EXPIRE UPON THE DISCLOSURE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, BY SUCH OPTIONEE OF ANY PROPRIETARY OR CONFIDENTIAL INFORMATION RELATING TO THE COMPANY.

                  (h) DEATH OR DISABILITY OF OPTIONEE. If an Optionee dies or is disabled while in the employ of the Company or any Subsidiary, his Option privileges shall be limited to the shares that were immediately purchasable by him at the date of death or disability and such Option privileges shall expire unless exercised by his Successor within 180 days after the date of death or disability.


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                  (i)      DELIVERY OF CERTIFICATES. As soon as practicable
         after receipt by the Company of the notice and representations described in Section 6(e) hereof, and of payment in full of the exercise price for all of the shares being purchased pursuant to an Option granted under the Plan, a certificate or certificates representing such shares of Common Stock shall be registered in the name of the Optionee and shall be delivered to the Optionee. However, no certificate for fractional shares of Common Stock shall be issued by the Company notwithstanding any request therefor. All stock certificates issued upon the exercise of any Options granted pursuant to the Plan may bear such legend as the Board shall deem appropriate regarding restrictions upon the transfer or sale of the shares evidenced thereby.

         7.       ADJUSTMENTS.

                  (a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Board in the number and kind of shares for the purchase of which Options may be granted under the Plan. In addition, the Board shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the exercise price per share.

                  (b) In the event of the dissolution or liquidation of the Company, any Option granted under the Plan shall terminate as of a date to be fixed by the Board, provided that not less than 30 days written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Option as to all or any part of the shares covered thereby.

                  (c) In the event of the reorganization, consolidation, or merger of the Company with any other entity or entities, then the Board may determine either to:

                           (i) terminate any Option granted under the Plan as of the date of such reorganization, consolidation or merger, provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee, and each such Optionee shall have the right during such period to exercise his Option as to all or any part of the shares covered thereby; or

                           (ii) substitute for the shares of the Company subject to any Option a corresponding number of shares of the reorganized, consolidated or merged corporation, provided that all such substituted options shall be subject to the Option Contract in the same proportions as any Options which the substituted options replaced.


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                  (d)      Adjustments and determinations under this Section 7
         shall be made by the Board, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive on all persons.

         8. RESTRICTIONS ON ISSUING SHARES. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         9. STOCK APPRECIATION RIGHTS. (a) The Board shall have authority to grant an SAR with respect to all or some of the shares of Common Stock covered by any Option ("Related Option"). An SAR must be granted together with the Related Option.

                  (b) For the purposes of this Section 9, the following definitions shall apply:

                           (i) The term "SAR" shall mean a right granted under this Plan that shall entitle the holder thereof to receive an amount in cash or shares of Common Stock equal to the SAR Spread.

                           (ii) The term "SAR Spread" shall mean with respect to each SAR an amount equal to the product of (1) the excess of (A) the fair market value per share of Common Stock on the date of exercise, DETERMINED IN THE SAME MANNER AS DESCRIBED IN SECTION 6(a) HEREOF, over (B) the Option Price per share of the Related Option, multiplied by (2) the number of shares of Common Stock with respect to which such SAR is being exercised; provided, however, that in no event shall the SAR Spread exceed the amount permitted to be treated as the SAR Spread under applicable Treasury Regulations or other lega1 authority without disqualifying the Related Option as an incentive stock option pursuant to Section 422A of the Code.

                  (c) To exercise an SAR, the Optionee shall:

                           (i) Give written notice thereof to the Company, specifying the SAR being exercised and the number or shares with respect to which such SAR is being exercised, and

                           (ii) If requested by the Company, deliver within a reasonable time the agreement evidencing the SAR being exercised, to the Secretary of the Company who shall endorse or cause to be endorsed thereon a notation of such exercise and return the agreement to the Optionee.

                  (d) As soon as practicable after the exercise of an SAR, the Company IN ITS SOLE DISCRETION SHALL DETERMINE THE FORM IN WHICH PAYMENT OF THE SAR SPREAD SHALL BE


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         MADE AND shall pay to the Optionee (i) cash, (ii) shares of Common
         Stock, or (iii) a combination of cash and shares of Common Stock, having a fair market value equal to the SAR Spread; provided, however, the Company may in its sole discretion withhold from any such cash any amount necessary to satisfy the Company's obligation for federal and state withholding taxes with respect to such exercise.

                  (e) An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised.

                  (f) Upon the exercise of an SAR, the shares of Common Stock under the Related Option to which such exercised SAR relate shall be released, but such released shares of Common Stock shall never again be available for Options to be granted under the Plan.

                  (g) Upon the exercise or termination of a Related Option, the SAR with respect to such Related Option likewise shall terminate.

                  (h) An SAR shall be transferable only to the extent, if any, that the Related Option is transferable, and under the same conditions.

                  (i) An SAR may be exercised only when the fair market value of the shares of Common Stock exceeds the Option Price.

                  (j) Each SAR shall be on such terms and conditions not inconsistent with this Plan as the Board may determine and shall be evidenced by a written agreement.

                  (k) The Optionee shall have no rights as a stockholder with respect to the related shares of Common Stock as a result of the grant of an SAR.

         10. USE OF PROCEEDS. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

         11. AMENDMENT, SUSPENSION, AND TERMINATION OF PLAN. The Board may at any time suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the Options granted thereunder may conform to any changes in the law or in any other respect that the Board may deem to be in the best interests of the Company, except that approval of the shareholders of the Company shall be required for any of the following amendments:

                  (a) Increasing the maximum number of shares as to which Options may be granted under the Plan either to all persons participating in the Plan or to any one person;

                  (b) Decreasing, directly or indirectly, the minimum exercise price applicable to any Option either for all persons participating in the Plan or for any one person;

                  (c) Extending the term of the Plan beyond ten (10) years after its effective date;


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                  (d)      Extending the maximum term of Options granted beyond
         the period specified in Section 6(b) hereof; or

                  (e) Altering any outstanding Option contract to the detriment of the Optionee without his consent.

Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate ten (10) years after the effective date of the Plan. No Option may be granted during any suspension or after the termination of the Plan. Except as otherwise provided herein, no amendment, suspension, or termination of the Plan shall, without an Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan.

         12. EFFECTIVE DATE OF PLAN. The Plan shall be effective immediately upon adoption by the Board, subject to approval by the shareholders of the Company.

         13. TERMINATION OF OLD OPTION CONTRACT AND GRANT OF NEW OPTION CONTRACT. An Option may be granted under this Plan that may be conditioned upon the termination of an Option previously granted to the Optionee that has not yet been terminated or been exercised.


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